EXHIBIT 10.4(d)

                          AMENDMENT NO. 3 TO REDUCING REVOLVING LOAN AGREEMENT

           This Amendment No. 3 to Reducing Revolving Loan Agreement (this "Amendment") dated as of December 30, 1996 is entered into with reference to the Reducing Revolving Loan Agreement dated as of October 4, 1994 among Aztar Corporation ("Parent"), Adamar of
New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and PNC Bank, National
Association (successor by merger to Midlantic Bank, N.A.), as
Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing
Agent, (as heretofore amended by Amendment No. 1 dated
November 3, 1995 and Amendment No. 2 dated December 28, 1995, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

           Borrowers and the Managing Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan
Agreement, agree as follows:

           1.      Amendment to Section 1.1 - New Definitions.  Section
1.1 of the Loan Agreement is amended to add the following new definitions at the appropriate alphabetical places:

                   "'Adjusted Senior Funded Debt' means, as of any date of determination, Adjusted Funded Debt as of that date minus the principal amount of all Subordinated Obligations outstanding as of that date."

                   "'Average Quarterly Adjusted Senior Funded Debt' means, as of the last day of each Fiscal Quarter, the greater of (a) the principal amount of all Adjusted Senior Funded Debt outstanding on such day and (b) the Average Quarterly Senior Funded Debt as of such day."

                   "'Average Quarterly Senior Funded Debt' means, as of the last day of each Fiscal Quarter, the average principal amount of all Senior Funded Debt outstanding on the last day of each of the three 4 and 5 week fiscal periods comprising such Fiscal Quarter."

                   "Projections-December 1996" means the financial projections dated December 12, 1996 distributed by or on behalf of Borrowers to the Banks on or about December 13, 1996.

                   "'Senior Funded Debt' means Funded Debt that is not a Subordinated Obligation."

                   "'Senior Leverage Ratio' means, as of the last day of each Fiscal Quarter, the ratio of (a) Average Quarterly
   Adjusted Senior Funded Debt as of that date to (b) Annualized
   Adjusted EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters."

           2. Amendment of Section 6.8 - New Clause. Section 6.8 of the Loan Agreement is amended by adding new clause (j) at the appropriate alphabetical place with appropriate changes in punctuation, to read in full as follows:

                   "(j) Liens on all or any part of the Collateral securing Indebtedness permitted by Section 6.9(j), which Liens may be pari-passu with the Liens created by the Collateral Documents, provided that the lenders of such Indebtedness have entered a written intercreditor agreement with the Managing Agent, for the benefit of the Banks, which provides that such Liens may not be enforced except in conjunction with enforcement of the Liens created by the Collateral Documents and which contains other provisions reasonably acceptable to the Managing Agent."

           3. Amendment of Section 6.9 - New Clause. Section 6.9 of the Loan Agreement is amended by adding a new clause (j) to read in full as follows:

                   "(j) Indebtedness extended by one or more Banks that
           (i) does not exceed $25,000,000 principal outstanding at any time , (ii) has a maturity date of not less than 12 months or more than 24 months and (iii) is governed by loan documents which do not contain representations, covenants or events of default more restrictive than those contained in this Agreement; provided that such Indebtedness may be cross-defaulted to this Agreement."

           4. Amendment to Section 6.13. Section 6.13 of the Loan Agreement is amended to revise the table set forth after the first proviso thereof to read in full as follows:


Fiscal Quarter or Period
                                                   Ratio
First Fiscal Quarter 1996                          4.50 to 1.00
Second Fiscal Quarter 1996                         4.50 to 1.00
Third Fiscal Quarter 1996                          5.50 to 1.00
Fourth Fiscal Quarter 1996                         5.50 to 1.00
First Fiscal Quarter 1997                          5.50 to 1.00
Second Fiscal Quarter 1997                         5.20 to 1.00
Third Fiscal Quarter 1997                          5.00 to 1.00
Fourth Fiscal Quarter 1997                         4.90 to 1.00
First Fiscal Quarter 1998                          4.90 to 1.00
Second Fiscal Quarter 1998                         4.75 to 1.00
Third Fiscal Quarter 1998                          4.75 to 1.00
Fourth Fiscal Quarter 1998                         4.60 to 1.00
First Fiscal Quarter 1999                          4.60 to 1.00
Second Fiscal Quarter 1999
  and thereafter                                   4.45 to 1.00"

           5. Amendment to Add Section 6.21. The Loan Agreement is amended to add a new Section 6.21, immediately after
Section 6.20, to read in full as follows:

                   "6.21           Senior Leverage Ratio.  Permit the Senior
           Leverage Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite such Fiscal Quarter or the period during which such Fiscal Quarter occurs:


Fiscal Quarter or Period
                                                   Ratio
Fourth Fiscal Quarter 1996                         2.25 to 1.00
First Fiscal Quarter 1997                          2.25 to 1.00
Second Fiscal Quarter 1997                         1.95 to 1.00
Third Fiscal Quarter 1997                          1.95 to 1.00
Fourth Fiscal Quarter 1997                         1.75 to 1.00
First Fiscal Quarter 1998                          1.75 to 1.00
Second Fiscal Quarter 1998                         1.55 to 1.00
Third Fiscal Quarter 1998                          1.55 to 1.00
Fourth Fiscal Quarter 1998                         1.40 to 1.00
First Fiscal Quarter 1999                          1.40 to 1.00
Second Fiscal Quarter 1999                         1.20 to 1.00
Third Fiscal Quarter 1999                          1.15 to 1.00
Fourth Fiscal Quarter 1999
 and thereafter                                    1.05 to 1.00"


           6.      Amendment to Add New Section 6.22.  The Loan
Agreement is amended to add a new Section 6.22, immediately following Section 6.21, to read in full as follows:

                   "6.22 Superseding Capital Expenditure Covenant.
           (a) Make any Capital Expenditure otherwise permitted by Sections 6.14 or 6.15 or any New Venture Investment otherwise permitted by Section 6.16 unless and until Borrowers deliver to the Managing Agent a Certificate of a Responsible Official demonstrating that (i) Borrowers would have been in compliance with Section 6.13, as it existed immediately prior to Amendment No. 3 to this Agreement, for the Fiscal Quarter most recently ended and the immediately preceding Fiscal Quarter and (ii) no Default or Event of Default then exists, it being understood that unless and until such a Certificate of Responsible Official is so delivered the restrictions applicable to Capital Expenditures and New Venture Investments shall be as set forth in clause (b) below; and


                   (b) Make, or become legally obligated to make, any Capital Expenditure or New Venture Investment (taken together) (i) during Fiscal Year 1997 if, giving effect

           thereto, the aggregate Capital Expenditures and New Venture Investments made in that Fiscal Year would be in excess of $40,000,000, (ii) during Fiscal Year 1998 if, giving effect thereto, the aggregate Capital Expenditures and New Venture Investments made in that Fiscal Year would be in excess of $30,000,000 or (iii) during Fiscal Year 1999 if, giving effect thereto, the aggregate Capital Expenditures and New Venture Investments made in that Fiscal Year would be in excess of $30,000,000; provided that (A) if, as of the end of Fiscal Year 1997, Borrowers have achieved financial results at least equal to these set forth in the Projections-December 1996, the amount by which Capital Expenditures and New Venture Investments in Fiscal Year 1997 were less than the amount set forth for such Fiscal Year may be added to the permitted Capital Expenditure and New Venture Investments amount for Fiscal Year 1998, (B) if, as of the end of Fiscal Year 1998, Borrowers have achieved financial results at least equal to those set forth in the Projections-December 1996, the amount by which Capital Expenditures and New Venture Investments in Fiscal Year 1998 were less than the amount set forth for such Fiscal Year may be added to the permitted Capital Expenditures and New Venture Investments amount for Fiscal Year 1999 and (C) the restrictions contained in this clause (b) shall cease to apply concurrently with the delivery by Borrowers of the Certificate of Responsible Official referred to in clause (a) above.

           7. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Managing
Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

           (a) Counterparts of this Amendment executed by all parties hereto;

           (b) An amendment fee for the account of those Banks that have consented to this Amendment equal to 1/4 of 1% times the sum of such Banks' Pro Rata Share of the Commitment plus such Banks' Pro Rata Share of the principal amount outstanding under the TEGP Loan Agreement as of December 15, 1996;

           (c)     Written consent of each of the Significant
           Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

           (d) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

           8. Representations and Warranties. Borrowers represent and warrant to the Managing Agent and the Banks that:

                   (a) as of the date of this Amendment, to the best knowledge of Borrowers, the assumptions set forth in the Projections-December 1996 are reasonable and consistent with each other and with all facts known to Borrowers, and the Projections-December 1996 are reasonably based on such assumptions (provided that nothing in this Paragraph 8(a) shall be construed as a representation or covenant that the Projections-December 1996 in fact will be achieved);
           and

                   (b) no Default or Event of Default has occurred and remains continuing.

           9. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

           IN WITNESS WHEREOF, Borrowers and the Managing Agent have executed this Amendment as of the date first written above by their duly authorized representatives.


AZTAR CORPORATION
ADAMAR OF NEW JERSEY, INC.
RAMADA EXPRESS, INC.



By: N.W. ARMSTRONG JR.

    N.W. Armstrong Jr. V.P.
    [Printed Name and Title]

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Managing Agent


By: JANICE HAMMOND
    Janice Hammond
    Vice President
    Agency Specialist
                                       Exhibit A to Amendment

                                  CONSENT OF SUBSIDIARY GUARANTORS

                Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 among
Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and PNC Bank, National Association (successor by merger to Midlantic Bank, N.A.), as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National
Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

                Each of the undersigned hereby consents to the execution, delivery and performance by Borrowers and the Managing Agent of Amendment No. 3 to the Loan Agreement.

                Each of the undersigned represents and warrants to the Managing Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary
Guaranty, and that the same remains in full force and effect.

Dated:  December 30, 1996


HOTEL RAMADA OF NEVADA


By: N.W. ARMSTRONG JR.
    Title: V.P.


AZTAR DEVELOPMENT CORPORATION


By: N.W. ARMSTRONG JR.
    Title: Secretary


AZTAR INDIANA GAMING CORPORATION


By: N.W. ARMSTRONG JR.
    Title: V.P.


AZTAR MISSOURI GAMING CORPORATION


By: N.W. ARMSTRONG JR.
    Title: V.P.

RAMADA NEW JERSEY, INC.


By: N.W. ARMSTRONG JR.
    Title: V.P.


ATLANTIC-DEAUVILLE INC.


By: N.W. ARMSTRONG JR.
    Title: V.P.


ADAMAR GARAGE CORPORATION


By: N.W. ARMSTRONG JR.
    Title: V.P.


RAMADA NEW JERSEY HOLDINGS CORPORATION


By: N.W. ARMSTRONG JR.
    Title: V.P.


MANCHESTER MALL, INC.


By: N.W. ARMSTRONG JR.
    Title: V.P.

                                       Exhibit B to Amendment

                                           CONSENT OF BANK

                Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 among
Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and PNC Bank, National Association (successor by merger to Midlantic Bank, N.A.), as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National
Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

                The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to Reducing Revolving Loan
Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about December 18, 1996 presented to the undersigned Bank.


                Date:  December __, 1996


____________________________
[Name of Institution]



By _________________________

____________________________
  [Printed Name and Title]

Exhibit B to Amendment, "Consent of Bank", was signed on or before December 30, 1996, by the following parties:

Name of Institution                             Name and Title

ABN AMRO Bank N.V.                              Jeffrey A French
San Francisco International                     Group Vice President
Branch                                          & Director
By: ABN AMRO North America, Inc.
         as agent.                              Gina M. Brusagori
                                                V.P. and Director



Bank of America                                 Jon Varnell
                                                Managing Director



Bank of Scotland                                Elizabeth Wilson
                                                Vice President and
                                                Branch Manager



Bankers Trust Company                           C. Steven Park
                                                Vice President



Credit Lyonnais                                 David Miller
                                                V.P.



PNC Bank, National                              Lori A. Oamulski
Association, successor by                       Banking Officer
merger to Midlantic Bank, N.A.



Societe Generale                                Donald L. Schubert
                                                Vice President



Sumitomo Bank, Limited                          Bradford E. Chambers
                                                Vice President

                                                David Hughes
                                                S.V.P. and R. Manager



Bank One, Arizona NA                            Clifford A. Payson
                                                Vice President